SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         April 22, 2003
                                                 -------------------------------

                                   DeVRY INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                       012751                 36-3150143
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation                 File Number)           Identification No.)

  ONE TOWER LANE, OAKBROOK TERRACE, IL                          60181
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code         (630)571-7700
                                                    ----------------------------

Total number of pages: 12

                                   DEVRY INC.
                                 FORM 8-K INDEX

                                                                        Page No.

Item 9 - Regulation FD Disclosure                                          3

Signatures                                                                 4

Press Release dated April 22, 2003                                         5-12


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

Item 9 - Regulation FD Disclosure

On April 22, 2003, DeVry Inc. issued a press release announcing its fiscal 2003 third quarter results and spring term enrollment figures. The full text of this press release is presented on pages 5-12.


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


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            DEVRY INC.
                                                    ----------------------------
                                                           (REGISTRANT)

Date: April 22, 2003                                /s/ Dennis J. Keller
                                                    ----------------------------
                                                    Dennis J. Keller
                                                    Co-Chairman

Date: April 22, 2003                                /s/ Norman M. Levine
                                                    ----------------------------
                                                    Norman M. Levine
                                                    Senior Vice President and
                                                    Chief Financial Officer


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